MAXIM SERIES FUND, INC.

                    Maxim INVESCO Small-Cap Growth Portfolio

                                  Annual Report

                                December 31, 2002



















This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                    Maxim INVESCO Small-Cap Growth Portfolio

The market's preference for more defensive investments continued to hurt growth investors, as the companies INVESCO looks for remained out of favor. As such, while the market demonstrated a distaste for equities overall, growth stocks were hit particularly hard. For the year ended December 31, 2002, the Portfolio paced the 30.26% decline in the Russell 2000 Growth Index.

With the exception of the Portfolio's exposure to the energy sector, the Portfolio experienced negative absolute performance from its exposure in every sector, with technology, telecommunications and healthcare enduring the sharpest declines. The technology sector, in particular, was a sore spot. Early in the year, in anticipation of a renewed economic recovery, INVESCO gradually increased the Portfolio's exposure to tech sub-sectors that were expected to react most favorably to the improved business climate. In particular, the Portfolio's exposure to software and semiconductor companies was increased. However, as the economy languished and the market's risk aversion intensified, these stocks declined sharply.

In telecommunications, the Portfolio's holdings came under pressure as the group continued to struggle with poor demand for its products and overcapacity. Meanwhile, health care was also an area of weakness. Annual performance was hindered by poor absolute performance from all four sub-sectors, including equipment, services, biotechnology and pharmaceuticals.

In a market environment as harsh as 2002, relative success is often determined by which areas declined the least. And with the exception of the Portfolio's energy holdings, where strong oil prices supported the group, the other sectors that helped performance only did so in a relative fashion. Included in this category were the Portfolio's industrial, consumer discretionary and consumer staples stocks, which declined, but by less than the broader market. In the industrial sector, the Portfolio's education stocks, Apollo Group and Career Education Corp, stood out. While in the consumer areas, the Portfolio benefited from its exposure to entertainment stocks, including Pixar and Regal Entertainment Group, and its restaurant stocks, notably PF Chang's China Bistro and Panera Bread Company. Other areas in the consumer sectors that augmented performance were the Portfolio's exposure to retailers, including specialty, as well as food and drug retailers.

Going forward, INVESCO believes the market will likely remain volatile in the coming months, as investors assess the health of the economy and await a resolution in the conflict with Iraq. Nevertheless, INVESCO expects the business environment to better off a year hence. Furthermore, INVESCO believes that earnings estimates for the coming year are, on average, quite reasonable. INVESCO is finding a number of compelling long-term growth opportunities, including several in the technology sector. Chemical and machinery companies within the industrial sector, as well as the energy group, are also areas of interest.

                              Line Graph Comparison

                 Maxim      Russell 2000
                INVESCO         Index

               Small-Cap
                 Growth

               Portfolio

               10,000.00      10,000.00
    1994       10,084.00      9,850.00
    1995       13,289.70      12,651.34
    1996       16,842.04      14,743.58
    1997       19,991.50      18,021.27
    1998       23,514.01      17,618.03
    1999       42,508.62      21,363.62
    2000       37,246.05      20,718.44
    2001       28,735.33      21,234.33
    2002       19,841.75      16,885.54


$19,841.75  Maxim INVESCO Small-Cap Growth Portfolio

$16,885.54   Russell 2000 Index

As of 12/31/02

Maxim INVESCO Small-Cap Growth Portfolio
Total Return -

One Year: -30.95%
Five Years: -0.15%
Since Inception: 8.76%

Portfolio Inception: 11/1/94

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim INVESCO Small-Cap Growth Portfolio, made at its inception, with the performance of the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of INVESCO Small-Cap Growth Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of INVESCO Small-Cap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                         INVESCO
                                                                                        SMALL-CAP
                                                                                          GROWTH
                                                                                        PORTFOLIO
                                                                                      ---------------
                                                                                      ---------------
ASSETS:
     Investments in securities, market value  (1)                                   $    127,509,755
     Cash                                                                                     13,335
     Dividends and interest receivable                                                        11,010
     Receivable for investments sold                                                         407,727
                                                                                      ---------------
                                                                                      ---------------

     Total assets                                                                        127,941,827
                                                                                      ---------------
                                                                                      ---------------

LIABILITIES:

     Due to investment adviser                                                               125,976
     Payable for investments purchased                                                       190,589
                                                                                      ---------------
                                                                                      ---------------

     Total liabilities                                                                       316,565
                                                                                      ---------------
                                                                                      ---------------

NET ASSETS                                                                          $    127,625,262
                                                                                      ===============
                                                                                      ===============

NET ASSETS REPRESENTED BY:  (See Note 6)
     Capital stock, $.10 par value                                                  $      1,100,652
     Additional paid-in capital                                                          215,382,828
     Net unrealized depreciation on investments                                           (3,781,354)
     Accumulated net realized loss on investments                                        (85,076,864)
                                                                                      ---------------
                                                                                      ---------------

NET ASSETS                                                                          $    127,625,262
                                                                                      ===============
                                                                                      ===============

NET ASSET VALUE PER OUTSTANDING SHARE                                               $          11.60
                                                                                      ===============
                                                                                      ===============
(Offering and Redemption Price)  (See Note 6)

SHARES OF CAPITAL STOCK:  (See Note 6)
     Authorized                                                                          200,000,000
     Outstanding                                                                          11,006,518

(1)  Cost of investments in securities:                                             $    131,291,109

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                          INVESCO
                                                                                         SMALL-CAP
                                                                                           GROWTH
                                                                                         PORTFOLIO
                                                                                       ---------------
                                                                                       ---------------
INVESTMENT INCOME:
     Interest                                                                        $        202,406
     Dividends                                                                                223,186
                                                                                       ---------------
                                                                                       ---------------

     Total income                                                                             425,592
                                                                                       ---------------
                                                                                       ---------------

EXPENSES:

     Audit fees                                                                                12,367
     Bank and custodial fees                                                                   27,670
     Investment administration                                                                 96,502
     Management fees                                                                        1,176,705
     Other expenses                                                                            22,504
                                                                                       ---------------
                                                                                       ---------------

     Total expenses                                                                         1,335,748

     Less amount reimbursed by investment adviser                                              20,161
                                                                                       ---------------
                                                                                       ---------------

     Net expenses                                                                           1,315,587
                                                                                       ---------------
                                                                                       ---------------

NET INVESTMENT LOSS                                                                          (889,995)
                                                                                       ---------------
                                                                                       ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                                     (33,900,507)
     Change in net unrealized depreciation on investments                                 (10,674,398)
                                                                                       ---------------
                                                                                       ---------------

     Net realized and unrealized loss on investments                                      (44,574,905)
                                                                                       ---------------
                                                                                       ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    (45,464,900)
                                                                                       ===============
                                                                                       ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                                     INVESCO
                                                                                 SMALL-CAP GROWTH
                                                                                     PORTFOLIO
                                                                          -------------------------------
                                                                          -------------------------------
                                                                              2002              2001
                                                                          --------------    -------------
                                                                          --------------    -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment loss                                                $      (889,995)  $     (881,203)
     Net realized loss on investments                                       (33,900,507)     (37,683,530)
     Change in net unrealized appreciation (depreciation) on investments    (10,674,398)      (9,358,689)
                                                                          --------------    -------------
                                                                          --------------    -------------

     Net decrease in net assets resulting from operations                   (45,464,900)     (47,923,422)
                                                                          --------------    -------------
                                                                          --------------    -------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                       65,805,295       74,035,576
     Redemptions of shares                                                  (48,465,741)     (81,108,632)
                                                                          --------------    -------------
                                                                          --------------    -------------

     Net increase (decrease) in net assets resulting from share transactions 17,339,554       (7,073,056)
                                                                          --------------    -------------
                                                                          --------------    -------------

     Total decrease in net assets                                           (28,125,346)     (54,996,478)

NET ASSETS:
     Beginning of period                                                    155,750,608      210,747,086
                                                                          --------------    -------------
                                                                          --------------    -------------

     End of period (1)                                                  $   127,625,262   $  155,750,608
                                                                          ==============    =============
                                                                          ==============    =============
                                                                                      0                0
OTHER INFORMATION:

SHARES:  (2)

     Sold                                                                     5,306,216        4,211,324
     Redeemed                                                                (3,571,080)      (4,619,395)
                                                                          --------------    -------------
                                                                          --------------    -------------

     Net increase (decrease)                                                  1,735,136         (408,071)
                                                                          ==============    =============
                                                                          ==============    =============

(1) Including undistributed net investment loss                         $                 $

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                             Year Ended December 31,
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------
                                           2002 ~       2001 ~       2000 ~        1999 ~       1998 ~
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------
Net Asset Value, Beginning of Period    $     16.80  $     21.77  $     28.35  $      18.51 $      15.96

Income from Investment Operations

Net investment income (loss)                                             0.08         (0.04)       (0.05)
Net realized and unrealized gain (loss)       (5.20)       (4.97)       (3.14)        14.27         2.84
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Income (Loss) From

    Investment Operations                     (5.20)       (4.97)       (3.06)        14.23         2.79
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Less Distributions

From net realized gains                                                 (3.52)        (4.39)       (0.24)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Distributions                            0.00         0.00        (3.52)        (4.39)       (0.24)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Net Asset Value, End of Period          $     11.60  $     16.80  $     21.77  $      28.35 $      18.51
                                          ==========   ==========   ==========   ===========  ===========
                                          ==========   ==========   ==========   ===========  ===========


Total Return                                (30.95%)     (22.85%)     (12.38%)       80.78%       17.62%

Net Assets, End of Period ($000)        $   127,625  $   155,751  $   210,747  $    181,229 $     82,116

Ratio of Expenses to Average Net Assets:
    - Before Reimbursement                    1.08%        1.07%        1.03%         1.09%        1.11%
    - After Reimbursement #                   1.06%        1.06%        1.03%         1.07%        1.10%

Ratio of Net Investment Loss to
    Average Net Assets:
    - Before Reimbursement                   (0.74%)      (0.55%)      (0.39%)       (0.36%)      (0.32%)
    - After Reimbursement #                  (0.72%)      (0.54%)      (0.39%)       (0.34%)      (0.31%)

Portfolio Turnover Rate                     109.01%       99.01%      132.39%       223.65%      149.15%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the INVESCO Small-Cap Growth Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.95% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.10% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $135,293,996 and $124,569,445, respectively. For the year ended December 31, 2002, there were no purchases or sales of U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $133,487,474. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $10,260,279 and gross depreciation of securities in which there was an excess of tax cost over value of $16,237,998, resulting in net depreciation of $5,977,719.

5. DISTRIBUTIONS TO SHAREHOLDERS

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized depreciation on investments                                  (5,977,719)
      Undistributed net investment income                                                   0
      Accumulated net realized loss on investments                                (85,076,864)
                                                                                  ------------
                                                                                  ------------
                                                                                  (91,054,583)
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales, net operating losses and capital loss carryforwards. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $45,485,125 and $34,401,991, which expire in the years 2009 and 2010, respectively. The Portfolio also had current year deferred post-October capital losses of $2,993,383.

6. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

The Maxim Series Fund

INVESCO Small-Cap Growth Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.77%
    142,580 Aeroflex Inc*                                                983,802
      4,924 Orbital Sciences Corp*                                         7,288
                                                                        $991,090

AIR FREIGHT --- 0.83%
     36,000 JB Hunt Transport Services Inc*                            1,054,800
                                                                      $1,054,800

AIRLINES --- 0.90%

     42,450 JetBlue Airways Corp*                                      1,146,150
                                                                      $1,146,150

AUTO PARTS & EQUIPMENT --- 0.51%
     13,300 Advance Auto Parts Inc*                                      650,370
                                                                        $650,370

BANKS --- 4.92%

     20,300 City National Corp                                           892,997
     15,000 Commerce Bancorp Inc                                         647,850
     32,400 Cullen/Frost Bankers Inc                                   1,059,480
     40,300 Dime Community Bancshares                                    771,745
     34,100 Greater Bay Bancorp                                          589,589
     39,200 New York Community Bancorp Inc                             1,132,096
     64,600 Silicon Valley Bancshares*                                 1,178,950
                                                                      $6,272,707

BIOTECHNOLOGY --- 2.09%

     33,100 Charles River Laboratories International Inc*             1,273,688
     12,900 IDEXX Laboratories Inc*                                      429,570
     32,900 Integra LifeSciences Holdings*                               580,685
     13,300 Techne Corp*                                                 379,954
                                                                      $2,663,897

BROADCAST/MEDIA --- 2.28%

     43,300 Cumulus Media Inc Class A*                                   643,871
     40,700 Entravision Communications Corp Class A*                    406,186
     41,200 Lin TV Corp*                                               1,003,220
     59,200 Radio One Inc*                                               854,256
                                                                      $2,907,533

CHEMICALS --- 1.19%

     25,600 Atrix Labs Inc*                                              392,678
     21,000 Enzon Inc*                                                   351,120
     23,600 Scios Nova Inc*                                              768,888
                                                                      $1,512,686

COMPUTER HARDWARE & SYSTEMS --- 2.06%
      7,300 Cognizant Technology Solutions Corp*                         527,279
     53,500 Cognos Inc*                                                1,254,575
     15,900 Pixar Inc*                                                   842,541
                                                                      $2,624,395

COMPUTER SOFTWARE & SERVICES --- 6.99%
     31,200 Anteon International Corp*                                   748,800
     77,800 Jack Henry & Associates Inc                                  936,712
     28,900 Manhattan Associates Inc*                                    683,774
     62,400 NetScreen Technologies Inc*                                1,050,816
     34,900 Overture Services Inc*                                       953,119
     27,100 PEC Solutions Inc*                                           810,290
    100,460 RSA Security  Inc*                                           601,755
     33,900 SI International Inc*                                        366,459
     32,300 SRA International Inc*                                       875,007
     80,710 Tier Technologies Inc Class B*                             1,291,360
     27,800 Websense Inc*                                                593,836
                                                                      $8,911,928

CONTAINERS --- 1.05%

    168,200 Crown Cork & Seal Co Inc*                                  1,337,190
                                                                      $1,337,190

COSMETICS & PERSONAL CARE --- 0.71%
     51,800 NBTY Inc*                                                    910,644
                                                                        $910,644

DISTRIBUTORS --- 2.14%

     32,000 Performance Food Group Co*                                 1,086,688
     65,000 United Natural Foods Inc*                                  1,647,750
                                                                      $2,734,438

ELECTRONIC INSTRUMENT & EQUIP --- 5.00%
     72,800 Alliance Gaming Corp*                                      1,239,784
     20,300 Bio Rad Labs Inc Class A*                                    785,610
     37,800 Cognex Corp*                                                 696,654
     59,900 OSI Systems Inc*                                           1,017,102
     74,900 Plexus Corp*                                                 657,622
     82,500 Quest Software Inc*                                          850,575
     74,150 Tibco Software Inc*                                          458,247
     23,100 Wilson Greatbatch Technologies Inc*                          674,520
                                                                      $6,380,114

ELECTRONICS - SEMICONDUCTOR --- 5.67%
     39,600 ATMI Inc*                                                    733,392
     43,000 Brooks-PRI Automation Inc*                                   492,780
     23,800 Cree Inc*                                                    389,130
     19,900 Cymer Inc*                                                   641,775
     71,600 Exar Corp*                                                   887,840
     63,200 MKS Instruments Inc*                                       1,038,376
     49,300 OmniVision Technologies Inc*                                 669,001
     13,500 QLogic Corp*                                                 465,885
     63,400 Semtech Corp*                                                692,328
     71,000 Skyworks Solutions Inc*                                      612,020
     25,800 Varian Semiconductor Equipment Associates Inc*               613,034
                                                                      $7,235,561

FINANCIAL SERVICES --- 3.93%
     44,200 Eaton Vance Corp                                           1,248,650
     25,000 Getty Images Inc*                                            763,750
     69,300 Investors Financial Services Corp                          1,898,127
     37,100 Raymond James Financial Inc                                1,097,418
                                                                      $5,007,945

FOOD & BEVERAGES --- 1.15%
     40,710 American Italian Pasta Co Class A*                         1,464,746
                                                                      $1,464,746

HEALTH CARE RELATED --- 4.60%
     27,900 Accredo Health Inc*                                          983,475
     36,400 CTI Molecular Imaging Inc*                                   897,624
     20,600 DaVita Inc*                                                  508,202
     25,000 First Health Group Corp*                                     608,750
     15,900 MAXIMUS Inc*                                                 414,990
     17,500 Martek Biosciences Corp*                                     441,306
     18,200 Mid Atlantic Medical Services Inc*                           589,680
     68,225 Province Healthcare Co*                                      663,829
     24,100 Renal Care Group Inc*                                        762,524
                                                                      $5,870,380

HOMEBUILDING --- 0.74%

     46,500 Toll Brothers Inc*                                           939,300
                                                                        $939,300

HOUSEHOLD GOODS --- 0.78%
     66,200 Hollywood Entertainment Corp*                                999,620
                                                                        $999,620

INSURANCE RELATED --- 0.81%
     26,000 RenaissanceRe Holdings Ltd                                 1,029,600
                                                                      $1,029,600

INVESTMENT BANK/BROKERAGE FIRM --- 0.77%
     19,500 Affiliated Managers Group Inc*                               980,850
                                                                        $980,850

LEISURE & ENTERTAINMENT --- 1.72%
     60,000 Intrawest Corp                                               744,000
     16,200 Mandalay Resort Group*                                       495,882
     44,500 Regal Entertainment Group                                    953,190
                                                                      $2,193,072

MACHINERY --- 0.42%

     15,600 Kennametal Inc                                               537,888
                                                                        $537,888

MEDICAL PRODUCTS --- 3.19%
     20,700 Advanced Neuromodulation Systems Inc*                        726,570
     18,700 Biosite Diagnostics Inc*                                     636,174
     18,200 Cooper Cos Inc                                               455,364
     27,500 Gen-Probe Inc*                                               654,473
     11,000 Mentor Corp                                                  423,500
     23,500 Varian Medical Systems Inc*                                1,165,600
                                                                      $4,061,681

MISCELLANEOUS --- 0.46%

     59,000 Playtex Products Inc*                                        582,920
                                                                        $582,920

OFFICE EQUIPMENT & SUPPLIES --- 0.43%
      9,600 Zebra Technologies Corp Class A*                             550,080
                                                                        $550,080

OIL & GAS --- 5.98%
     20,600 Evergreen Resources Inc*                                     923,910
     33,300 FMC Technologies Inc*                                        680,319
     43,500 Maverick Tube Corp*                                          566,805
     30,500 National-Oilwell Inc*                                        666,120
     35,800 Patterson-UTI Energy Inc*                                  1,080,086
     29,700 Precision Drilling Corp*                                     966,438
     66,800 Pride International Inc*                                     995,320
     26,300 Smith International Inc*                                     857,906
     40,300 Spinnaker Exploration Co*                                    888,615
                                                                      $7,625,519

PHARMACEUTICALS --- 2.43%

     41,100 Medicines Co*                                                658,422
     34,200 NPS Pharmaceuticals Inc*                                     860,814
     18,600 Neurocrine Biosciences Inc*                                  849,276
     16,900 Trimeris Inc*                                                728,221
                                                                      $3,096,733

POLLUTION CONTROL --- 1.06%
     35,100 Waste Connections Inc*                                     1,355,211
                                                                      $1,355,211

PRINTING & PUBLISHING --- 0.61%
     13,600 McClatchy Co Class A                                         771,528
                                                                        $771,528

RESTAURANTS --- 2.12%

     36,100 California Pizza Kitchen Inc*                                909,720
     25,100 PF Changs China Bistro Inc*                                  911,130
     25,200 Panera Bread Co Class A*                                     877,212
                                                                      $2,698,062

RETAIL --- 6.06%

     23,700 AnnTaylor Stores Corp*                                       483,954
     41,400 Big Lots Inc*                                                547,722
     30,300 Freds Inc                                                    778,710
     53,500 Gymboree Corp*                                               848,510
     57,900 Linens 'n Things Inc*                                      1,308,540
     50,600 Pier 1 Imports Inc                                           957,858
     14,500 Ross Stores Inc                                              614,655
     59,000 Tuesday Morning Corp*                                      1,008,900
     22,400 Whole Foods Market Inc*                                    1,181,152
                                                                      $7,730,001

SPECIALIZED SERVICES --- 7.72%
     52,400 BISYS Group Inc*                                             833,160
     28,000 Career Education Corp*                                     1,120,000
     43,700 Corinthian Colleges Inc*                                   1,654,482
     43,100 Corporate Executive Board Co*                              1,375,752
     39,000 FTI Consulting Inc*                                        1,565,850
     90,750 Heidrick & Struggles International Inc*                    1,331,303
     25,800 UTI Worldwide Inc*                                           677,250
     23,366 University of Phoenix Online*                                837,437
     41,700 iDine Rewards Network Inc*                                   442,854
                                                                      $9,838,088

TELEPHONE & TELECOMMUNICATIONS --- 2.01%
    102,900 Anaren Microwave Inc*                                        905,520
     27,800 Boston Communications Group Inc*                             353,338
    125,200 Tekelec*                                                   1,308,340
                                                                      $2,567,198

TEXTILES --- 0.88%

     34,100 Coach Inc*                                                 1,122,572
                                                                      $1,122,572

TRANSPORTATION --- 1.59%

     39,000 Arkansas Best Corp*                                        1,013,259
     40,400 Yellow Corp*                                               1,017,716
                                                                      $2,030,975

UNIT INVESTMENT TRUST --- 4.55%
      7,500 Biotech HOLDRs Trust                                         634,200
    211,900 Nasdaq-100 Shares*                                         5,164,003
                                                                      $5,798,203

TOTAL COMMON STOCK --- 91.12%                                       $116,185,675
(Cost $119,967,029)

SHORT-TERM INVESTMENTS

    437,000 Fannie Mae                                                   436,860
               1.300%, January 10, 2003
    974,000 Fannie Mae                                                   973,272
               1.300%, January 22, 2003
  2,000,000 Fannie Mae                                                 1,999,075
               1.300%, January 14, 2003
  5,916,000 Freddie Mac                                                5,915,877
               0.760%, January 2,
2003

  2,000,000 Inter-American Development Bank                            1,998,996
               1.310%, January 15, 2003

TOTAL SHORT-TERM INVESTMENTS --- 8.88%                               $11,324,080
(Cost $11,324,080)

TOTAL INVESCO SMALL-CAP GROWTH PORTFOLIO --- 100%                   $127,509,755
(Cost $131,291,109)


Legend

*  Non-income Producing Security
See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim INVESCO Small-Cap Growth Portfolio were:

            For:       96,100,984.690
            Against:   2,197,886.655
            Abstain*:  847,846.655


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim INVESCO Small-Cap Growth Portfolio were:

PROPOSAL #3
            For:       88,485,177.48
            Against:   1,842,015.81
            Abstain*:  1,876,917.87

PROPOSAL #4
            For:       88,472,639.85
            Against:   1,830,833.59
            Abstain*:  1,900,637.72

PROPOSAL #5a
            For:       88,344,213.80
            Against:   1,661,744.94
            Abstain*:  2,198,152.41
PROPOSAL #5b
            For:       88,347,263.60
            Against:   1,630,231.43
            Abstain*:  2,226,616.24

PROPOSAL #5c
            For:       88,771,509.96
            Against:   1,223,266.57
            Abstain*:  2,209,334.63

PROPOSAL #5d
            For:       88,211,721.50
            Against:   1,788,476.71
            Abstain*:  2,203,912.95

PROPOSAL #5e
            For:       88,959,913.35
            Against:   1,069,426.39
            Abstain*:  2,174,771.42

PROPOSAL #5f
            For:       88,893,497.77
            Against:   1,135,841.98
            Abstain*:  2,174,771.42

PROPOSAL #5g
            For:       88,798,975.22
            Against:   1,230,382.52
            Abstain*:  2,174,771.42

PROPOSAL #5h
            For:       88,708,821.79
            Against:   1,303,575.20
            Abstain*:  2,191,714,17

PROPOSAL #6a
            For:       88,432,316.10
            Against:   1,464,531.33
            Abstain*:  2,307,263.73

PROPOSAL #6b
            For:       89,092,066.80
            Against:   1,081,725.17
            Abstain*:  2,015,170.71

PROPOSAL #6c
            For:       89,059,197.86
            Against:   1,140,924.80
            Abstain*:  2,003,988.50

PROPOSAL #6d
            For:       88,573,618.64
            Against:   1,272,061.69
            Abstain*:  2,358,430.83

PROPOSAL #6e
            For:       88,501,442.52
            Against:   1,351,692.61
            Abstain*:  2,350,976.02

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.